UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2023

AEYE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39699	37-1827430
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

One Park Place, Suite 200, Dublin, California	94568
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (925) 400-4366

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	LIDR	The Nasdaq Stock Market LLC
Warrants to receive one share of Common Stock	LIDRW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 27, 2023 (the “Appointment Date”), the Board of Directors (the “Board”) of AEye, Inc. (the “Company”) appointed Jonathon B. Husby, effective immediately, as a Class III director, which term will expire at the Company’s 2024 annual meeting of stockholders.

The Board has determined that Mr. Husby is independent in accordance with the applicable rules of The Nasdaq Stock Market LLC and the Company’s corporate governance guidelines. As of the Appointment Date, Mr. Husby has not been appointed to serve as a member of any of the Board committees.

Mr. Husby has no family relationships with any of the Company’s directors or executive officers and is not a party to any transactions of the type listed in Item 404(a) of Regulation S-K.

As a director of the Company, Mr. Husby will receive compensation in accordance with the Company’s standard non-employee director compensation program, including the $50,000 annual director retainer, however, all directors appointed on or after the Appointment Date will only receive such compensation in the form of immediately vested restricted stock units (“RSUs”) issued in equal quarterly installments on the first day of each calendar quarter and prorated for the calendar quarter in which the Appointment Date occurs. In addition, Mr. Husby was awarded a one-time new director grant of RSUs, as of the Appointment Date, having a market value of $175,000 and vesting in equal annual installments over a three-year period. For each grant of RSUs, the number of RSUs will be calculated using the average of the closing prices of the Company’s common stock as reported on the NASDAQ stock market over the five trading days preceding the grant date.

The Company will enter into its standard form of indemnification agreement with Mr. Husby, consistent with the form of indemnification agreement the Company has executed with each of the Company’s directors, the full text of which was filed with the Securities and Exchange Commission by the Company on August 23, 2021 as Exhibit 10.2 to a Current Report on Form 8-K.

1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AEye, Inc.

Dated: October 30, 2023
	By:	/s/ Andrew S. Hughes
Andrew S. Hughes
Senior Vice President, General Counsel & Corporate Secretary